UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207 N. FM 3083 Bldg. C

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (936) 323-6332

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	OLOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 31, 2026, Olenox Industries, Inc.’s (“Olenox” or the “Company”) independent auditors at the time notified Company management that they believed the Company’s unaudited condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025, and September 30, 2025, were materially incorrect and should not be relied upon. On August 3, 2026, following the notification from the Company’s independent auditors, the Company’s authorized officers concluded that the previously issued unaudited condensed consolidated financial statements for those periods should no longer be relied upon. The error in the Company’s financial statements for these periods relates to the merger (the “Merger”) the Company completed with New Asia Holdings, Inc., a Nevada corporation (“NAHD”). As consideration for the Merger, the Company issued 4,000,000 shares of its Series A Preferred Stock to NAHD’s shareholders. During the preparation of the Company’s financial statements for the year ended December 31, 2025, the Company determined that the acquisition-date fair value of the 4,000,000 shares was $18,800,000 rather than the $34,569,600 previously recorded. Under ASC 805, Business Combinations, consideration transferred in a business combination, including equity interests issued by the acquirer, must be measured at fair value as of the acquisition date. The error related to how the acquisition-date fair value of the Series A Preferred Stock was calculated. The $15,769,600 difference between the amount originally recorded and the acquisition-date fair value therefore represents an error in measurement in previously issued financial statements within the meaning of ASC 250, Accounting Changes and Error Corrections. As a result, the correction reduces the consideration transferred, and correspondingly goodwill, by $15,769,600 and reduces by the same amount the value recorded in stockholders’ equity for the Series A Preferred Stock issued as consideration. The correction does not affect the Company’s net loss, net loss per share, cash flows or working capital for any of the affected periods.

Management is in the process of amending and restating the three relevant periods financial statements and the Company will file amended quarterly reports with the applicable restated financial statements as soon as the financial statements are completed and reviewed by the Company’s independent auditor.

The Company provided the independent auditors that made the determination with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that they furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether they agree with the above disclosures and, if not, stating the respects in which they do not agree. If the Company receives a letter from the independent auditor it will attach it to an amendment to this Current Report on a Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: August 6, 2026	By:	/s/ Michael McLaren
Name: Michael McLaren
Title: Chief Executive Officer

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